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                                                                      EXHIBIT 10

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 18, 2000 with respect to the financial statements of American General Annuity Insurance Company and A.G. Separate Account A (formerly AGA Separate Account A) included in Post-Effective Amendment No. 10 to the Registration Statement (Form N-4, Nos. 33-86464/811-8862) of A.G. Separate Account A.




                                                           /s/ ERNST & YOUNG LLP
                                                           ERNST & YOUNG LLP



Houston, Texas
November 2, 2000